UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
December 26, 2008
Date of Report (Date of earliest event reported)

THE PNC FINANCIAL SERVICES GROUP, INC.
(Exact name of registrant as specified in its charter)

Commission File Number 001-09718

Pennsylvania	25-1435979
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
One PNC Plaza
249 Fifth Avenue
Pittsburgh, Pennsylvania 15222-2707
(Address of principal executive offices, including zip code)
(412) 762-2000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.
     On December 31, 2008 at 11:00 a.m., Eastern time, pursuant to the terms and conditions of the Agreement and Plan of Merger, dated as of October 24, 2008 (the “Merger Agreement”), by and between The PNC Financial Services Group, Inc. (“PNC”) and National City Corporation (“National City”), PNC and National City completed the merger (the “Merger”) in which National City merged with and into PNC, with PNC continuing as the surviving corporation. Pursuant to the terms of the Merger Agreement, each outstanding share of National City common stock was converted into the right to receive 0.0392 of a share PNC common stock. In addition, each option to acquire shares of National City common stock and other equity-based award that was outstanding and unexercised immediately prior to the effective time was converted into an option or other equity-based award for shares of PNC common stock, as adjusted to reflect the exchange ratio, and $379 million of cash was paid to certain National City warrant holders.
     The description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which was attached as Exhibit 2.1 to the Current Report on Form 8-K filed by PNC on October 30, 2008 and is incorporated herein by reference.
     The representations and warranties of each party set forth in the Merger Agreement have been made solely for the benefit of the other party to the Merger Agreement. In addition, such representations and warranties (a) have been qualified by confidential disclosures made to the other party in connection with the Merger Agreement, (b) do not survive consummation of the Merger, (c) are subject to the materiality standard contained in Article VII of the Merger Agreement which may differ from what may be viewed as material by investors, (d) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement, and (e) may have been included in the Merger Agreement for the purpose of allocating risk between PNC and National City rather than establishing matters as facts. Accordingly, the Merger Agreement is incorporated into this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the parties or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the companies and the Merger contained in, or incorporated by reference into, the proxy statement/prospectus filed on November 24, 2008 and included as part of the Registrant’s registration statement on Form S-4 (Registration No. 333-155248) filed with the Securities and Exchange Commission (the “SEC”) on November 10, 2008 and amended on November 20, 2008 and twice amended on November 21, 2008 in connection with the merger, as well as in the Forms 10-K, Forms 10-Q and other filings that each of PNC and National City make with the SEC.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     Upon the closing of the Merger, PNC entered into supplemental indentures in respect of the following notes of National City (collectively, the “National City Notes”):

•	$200,000,000 3.125% Senior Notes due 2009

•	$400,000,000 4.90% Senior Notes due 2015

•	$600,000,000 Floating Rate Senior Notes due 2009

•	$300,000,000 Floating Rate Senior Notes due 2010

•	$1,437,500,000 4.0% Convertible Senior Notes due 2011

•	$300,000,000 5.75% Subordinated Notes due 2009

•	$700,000,000 6.875% Subordinated Notes due 2019
     Pursuant to the terms of each of the respective supplemental indentures, PNC became the obligor on the National City Notes and agreed to assume the obligation to pay the principal of and any premium and interest on the National City Notes on the dates and in the manner provided for in the relevant National City Note and the relevant indenture. Furthermore, the supplemental indenture that PNC entered into in respect of National City’s 4.0% Convertible Senior Notes due 2011 provided that such notes, if and when convertible, shall be convertible into the kind and amount of shares of PNC common stock which a holder of such security would have been entitled to receive upon the completion of the Merger had the notes been converted into the National City common stock immediately prior to the Merger.

Item 3.03.	Material Modification to Rights of Security Holders.
     Upon issuance of the PNC Preferred Stock (defined in Item 5.03 below), and as more fully described in the respective Statement with Respect to Shares relating to each series of PNC Preferred Stock and attached as exhibits hereto, the ability of PNC to pay dividends on, make distributions with respect to, or redeem, purchase or acquire, or make a liquidation payment on PNC common stock and other of PNC’s capital stock ranking junior to the PNC Preferred Stock and on other preferred stock and other stock ranking on a parity with the PNC Preferred Stock, will be subject to certain restrictions in the event that PNC does not declare dividends on the PNC Preferred Stock during any dividend period.
     On December 31, 2008, in connection with the completion of the Merger, PNC, pursuant to supplemental indentures dated as of December 31, 2008, assumed certain guarantee obligations of National City with respect to National City’s outstanding trust preferred securities, including with respect to (i) the 12.0% Fixed-to-Floating Rate Normal Automatic Preferred Enhanced Capital Securities issued by National City Preferred Capital Trust I, (ii) the 6.625% Trust Preferred Securities Issued by National City Capital Trust II, (iii) the 6.625% Trust Preferred Securities Issued by National City Capital Trust III and (iv) the 8.0% Trust Preferred Securities Issued by National City Capital Trust IV (the “National City Guaranteed Securities”). The National City Guaranteed Securities continue to be listed on the New York Stock Exchange. Pursuant to Rule 12g-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the National City guarantees with respect to the National City Guaranteed Securities are deemed, upon consummation of the Merger, to be issued by PNC and registered under Section 12(b) of the Exchange Act.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
     Article FOURTH of the Amended and Restated Articles of Incorporation of PNC (the “Articles of Incorporation”) authorizes the issuance from time to time of up to 20,000,000 shares of preferred stock, par value $1.00 per share. On December 26, 2008, in connection with the Merger, PNC filed with the Pennsylvania Corporation Bureau a (i) Statement with Respect to Shares for the 9.875% Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series L (the “Series L Preferred Stock”) and (ii) Statement with Respect to Shares for the Non-Cumulative Perpetual Preferred Stock, Series M (the “Series M Preferred Stock” and, together with the Series L Preferred Stock, the “PNC Preferred Stock”), which were each effective upon filing and authorized 1,500 shares of Series L Preferred Stock and 5,751 shares of Series M Preferred Stock.

The descriptions of the PNC Preferred Stock set forth under the heading “Description of New PNC Preferred Stock” in the joint proxy statement / prospectus included in the registration statement on Form S-4 (File No. 333-155248) filed by PNC with the SEC pursuant to the Securities Act of 1933, as amended, is incorporated by reference herein.
     The Statements with Respect to Shares for the Series L Preferred Stock and the Series M Preferred Stock are attached hereto as Exhibits 3.1 & 4.1 and 3.2 & 4.2, respectively, and are incorporated herein by reference.

Item 8.01	Other Events
     On December 31, 2008, PNC issued a press release announcing the completion of the Merger. A copy of this press release is attached as Exhibit 99.1 hereto.
     Prior to the Merger, each outstanding share of National City 9.875% Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series F that was converted pursuant to the terms of the Merger Agreement (the “National City Preferred Stock”) was represented by depositary shares listed on the New York Stock Exchange that represented a 1/4000th interest in a share of National City Preferred Stock. PNC has assumed the obligations of National City under the Deposit Agreement, dated as of January 30, 2008 (the “Deposit Agreement”), among National City, Wilmington Trust Company (the “Depositary”), National City Bank and all holders from time to time of the receipts, pursuant to which the National City Preferred Stock had been deposited.
     PNC has instructed the Depositary to treat the shares of Series L Preferred Stock received upon the conversion of the National City Preferred Stock as newly deposited securities under the Deposit Agreement. In accordance with the terms of the Deposit Agreement, the depositary shares now represent a 1/4000th interest in a share of Series L Preferred Stock. Such depositary shares will continue to be listed on the NYSE with the following name, ticker and CUSIP number:

Name	Ticker	CUSIP No.
9.875% Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series L of PNC	PNCPRL	693475 881

Item 9.01.	Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired
     The audited consolidated balance sheets of National City as of December 31, 2007 and 2006 and the related consolidated statements of income, changes in stockholders’ equity and cash flows for each of the three years in the period ended December 31, 2007 are incorporated by reference to Exhibit 99.2 hereto.
     The unaudited consolidated balance sheets of National City as of September 30, 2008 and 2007, the related consolidated statements of income for the three-month and nine-month periods ended September 30, 2008 and 2007, and the related consolidated statements of cash flows and changes in stockholders’ equity for the nine-month periods ended September 30, 2008 and 2007, are incorporated by reference to Exhibit 99.2 hereto.

(b)	Pro Forma Financial Information
     The Unaudited Pro Forma Condensed Combined Financial Information is hereby incorporated by reference to Exhibit 99.3 hereto.
(d)	Exhibits

Exhibit No.	Description
3.1 & 4.1
Statement with Respect to Shares — 9.875% Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series L (incorporated by reference to Exhibit 4.1 of The PNC Financial Services Group, Inc.’s Form 8-A filed on December 31, 2008)

3.2 & 4.2	Statement with Respect to Shares — Non-Cumulative Perpetual Preferred Stock, Series M

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm of National City Corporation

99.1	Press Release issued by The PNC Financial Services Group, Inc., dated December 31, 2008

99.2	Consolidated financial statements of National City Corporation (incorporated by reference to Exhibit 99.2 from PNC’s Current Report on Form 8-K, filed December 2, 2008)

99.3
Unaudited pro forma condensed combined financial statements of The PNC Financial Services Group, Inc. and National City Corporation (incorporated by reference to Exhibit 99.1 from PNC’s Current Report on Form 8-K, filed December 2, 2008)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PNC FINANCIAL SERVICES GROUP, INC. (Registrant)
Date: January 2, 2009	By:	/s/ Samuel R. Patterson
		Name:	Samuel R. Patterson
		Title:	Controller

EXHIBIT INDEX

Exhibit No.	Description
3.1 & 4.1
Statement with Respect to Shares — 9.875% Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series L (incorporated by reference to Exhibit 4.1 of The PNC Financial Services Group, Inc.’s Form 8-A filed on December 31, 2008)

3.2 & 4.2	Statement with Respect to Shares — Non-Cumulative Perpetual Preferred Stock, Series M

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm of National City Corporation

99.1	Press Release issued by The PNC Financial Services Group, Inc., dated December 31, 2008

99.2	Consolidated financial statements of National City Corporation (incorporated by reference to Exhibit 99.2 from PNC’s Current Report on Form 8-K, filed December 2, 2008)

99.3
Unaudited pro forma condensed combined financial statements of The PNC Financial Services Group, Inc. and National City Corporation (incorporated by reference to Exhibit 99.1 from PNC’s Current Report on Form 8-K, filed December 2, 2008)